Exhibit 99.1

Contango ORE and Dolly Varden Silver Announce Merger to Create a New

North American High-Grade, Mid-Tier Silver & Gold Producer and Developer

FAIRBANKS, AK / VANCOUVER, BC — (December 8, 2025) — Contango ORE, Inc. (“Contango” or the “Company”) (NYSE American: CTGO) and Dolly Varden Silver Corporation (“Dolly Varden”) (TSX-V: DV | NYSE American: DVS | FSE: DVQ) are pleased to announce that they have entered into an arrangement agreement (the “Arrangement Agreement”) to combine Contango and Dolly Varden on a merger-of-equals basis pursuant to a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Transaction”). The combination of Contango and Dolly Varden (the combined entity referred to as “MergeCo”) would provide investors with a unique opportunity to participate in the upside of a well-funded North American asset portfolio consisting of the cash flowing high-grade Manh Choh gold mine in Alaska as well as several high-grade silver and gold projects located in British Columbia and Alaska including the Kitsault Valley and Johnson Tract projects.

Upon completion of the Transaction, existing Contango and Dolly Varden shareholders will each own approximately 50% of the outstanding shares of MergeCo, on a fully diluted in-the-money basis. MergeCo is expected to be renamed Contango Silver & Gold Inc. and will be led by Rick Van Nieuwenhuyse as CEO, Shawn Khunkhun as President and Mike Clark as Executive Vice President and CFO. The board of directors of MergeCo (the “MergeCo Board”) will include Clynt Nauman as Chairman, Brad Juneau, Darren Devine, Mike Cinnamond, Tim Clark, Rick Van Nieuwenhuyse and Shawn Khunkhun.

Rick Van Nieuwenhuyse, President, CEO & Director of Contango, commented: “This merger is an exciting transaction for both Contango and Dolly Varden shareholders given the complementary and synergistic nature of our North American asset portfolios. With the Manh Choh Gold Mine providing significant cash flows in a strong gold and silver price environment, the combined company will have a source of non-dilutive funding to advance development of its high-grade Lucky Shot and Johnson Tract projects in Alaska and Kitsault Valley project in British Columbia. Kitsault Valley and Johnson Tract are particularly synergistic as both are high grade, have similar metallurgy, are located near tidewater and fit the Direct Shipping Ore (“DSO”) model. In addition, both have tremendous exploration upside. With Dolly Varden’s cornerstone land position in the Golden Triangle, one of the most exciting and prospective mining districts in the world, we see great potential to expand resources and advance Kitsault Valley to production. The combined company will be well financed for growth that is expected to continue to deliver long-term value for its shareholders.”

Shawn Khunkhun, President, CEO & Director of Dolly Varden, further commented: “We are very pleased to present this Transaction to the shareholders of Dolly Varden. The merger represents a step-change for the company, adding production and combining an exceptional portfolio of projects with the potential for high-grade precious-metal development. The combined company is poised to become a unique, multi-asset platform for silver and gold production, focused exclusively on the United States and Canada. Our respective boards are fully aligned on how to best realize this vision, sharing a commitment to aggressively expand our resource base, accelerate mine exploration and subsequent development across the portfolio and pursue growth-oriented acquisitions.”

Transaction Highlights & Strategic Rationale

•	Complementary Assets: Creation of a North-American focused multi-stage silver and gold company, with an asset portfolio ranging from advanced-stage exploration to current production.

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Well Funded: Over US$100 million combined cash on hand, only US$15 million in debt and annual cash flow from the producing high-grade Manh Choh gold mine in Alaska, operated in partnership with Kinross Gold Corporation (“Kinross”).

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High-Grade Projects: Leverage to high-grade development of assets anchored by the Lucky Shot and Johnson Tract projects in Alaska, and the Kitsault Valley silver-gold project in British Columbia – all strategically located near existing infrastructure supporting a DSO approach.

•	Shared Capex Strategy: Common development philosophy to pursue low-capex DSO projects that can be developed using existing processing facilities.

•	Exploration Potential: Track-record of high-grade exploration success across the portfolio.

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Enhanced Capital Markets Profile: The combined company’s shareholders to benefit from greater critical mass with a combined market capitalization of approximately US$812 million (C$1.1 billion), as well as increased trading liquidity, index inclusion, research coverage and institutional ownership.

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Insider and Institutional Support: All directors and officers of Contango and Dolly Varden, as well as significant shareholders of both companies, have signed voting support agreements in favour of the Transaction, representing approximately 22% of the outstanding Contango shares and approximately 22% of the outstanding Dolly Varden shares.

•	Expanded Presence: Listing on the NYSE American, and intention to apply to list on the Toronto Stock Exchange following closing of the Transaction.

Flagship Assets

Manh Choh Mine, Alaska

•	Ore mined at Manh Choh is trucked to Kinross’s Fort Knox mine and milling complex in Fairbanks, Alaska for processing; operations commenced in Q3 2024.

•	One of the highest-grade open pit mines in the world with gold reserves estimated at approximately 8 grams per tonne (“g/t”).

•	Joint venture between Kinross (70%) and Contango (30%), operated by Kinross.

•	Production of 173,400 gold ounces for the first nine months of 2025 (52,020 gold ounces attributable to Contango) at an all-in sustaining cost (“AISC”) of US$1,505 per ounce (“oz”).

•	Total cash distributions for the first nine months of 2025 of US$87 million to Contango.

Lucky Shot Mine, Alaska

•	Current Indicated resource of 0.1 million ounces of gold at 14.5 g/t in the historically productive Willow Mining District, Alaska.

•	Fully permitted for mining operations.

•	Underground development completed for advanced exploration.

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18,000 meter drill program currently underway targeting expansion of Measured and Indicated resources to 400,000 to 500,000 ounces with a DSO feasibility study and mine go-ahead decision targeted by 2027.

Johnson Tract, Alaska

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Current Indicated resource of 0.7 million ounces of silver, 0.6 million ounces of gold, and 400 million pounds of zinc (1.1 million gold equivalent ounces (“GEO”)) and Inferred resources of 0.2 million ounces of silver, 31,000 ounces of gold, and 65 million pounds of zinc.

•	Critical metals project (gold, silver, copper, zinc, lead) accepted for coverage on the FAST-41 Covered Projects dashboard on December 2, 2025.

•	Initial Assessment completed on May 6, 2025 outlined a NPV5% of US$615 million with an IRR of 53% at US$4,000/oz gold, AISC of $860 per gold equivalent oz and a payback period of less than a year.

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In August 2024, Contango received a 404-permit to build a road from camp to the portal site and plans to construct the road in 2026. Targeted completion of a DSO feasibility study with mine go-ahead decision by 2029.

Kitsault Valley, British Columbia

•	Large cornerstone land position in the Golden Triangle with exploration upside in one of the most exciting and prospective mining districts in the world.

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Current Indicated resource of 34.7 million ounces of silver and 0.2 million ounces of gold and Inferred resources of 29.3 million ounces of silver and 0.8 million ounces of gold, with an update anticipated in 2026.

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In 2025, completed a 56,131 meter drill program with initial highlights including 1,422 g/t silver over 21.70 meters at the Wolf Vein deposit (see September 2, 2025 press release), 26.74 g/t gold over 14.76 meters and 14.50 g/t gold and 75 g/t silver over 21.18 meters at the Homestake Silver deposit (see November 10, 2025 and December 4, 2025 press releases).

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Past production of over 20 million ounces of silver in the Kitsault Valley, including the Dolly Varden Mine, historically the richest silver mine in the British Empire with production at 1,100 g/t of silver between 1919 and 1923, and the Torbit Mine, historically Canada’s third largest primary silver producer, producing at 466 g/t of silver between 1949 and 1959.

Leadership & Governance

Management of the combined company will draw upon the experience and expertise of both companies, led by Rick Van Nieuwenhuyse as CEO, Shawn Khunkhun as President, and Mike Clark as Executive Vice President and CFO.

The Board of the combined company will consist of Clynt Nauman as Chairman, Brad Juneau, Darren Devine, Mike Cinnamond, Tim Clark, Rick Van Nieuwenhuyse and Shawn Khunkhun.

The corporate office will be based in Fairbanks, Alaska, with a secondary office located in Vancouver, British Columbia.

Transaction Details

Pursuant to the terms and conditions of the Arrangement Agreement, Contango will acquire all of the issued and outstanding common shares of Dolly Varden (the “DV Shares”) at an exchange ratio of 0.1652 of a share of voting common stock of Contango (the “CTGO Shares”) for each DV Share held (the “Exchange Ratio”).

Immediately prior to closing of the Transaction, all restricted share units of Dolly Varden will vest and be settled for DV Shares. Pursuant to the Transaction, all outstanding stock options of Dolly Varden will be exchanged for stock options to acquire CTGO Shares, adjusted to reflect the Exchange Ratio. Eligible Canadian shareholders of Dolly Varden will be able to elect to receive exchangeable shares in a Canadian subsidiary of Contango, which will be exchangeable into CTGO Shares, instead of the CTGO Shares to which they would otherwise be entitled.

Upon completion of the Transaction, existing Contango and Dolly Varden shareholders will own approximately 50% each of the outstanding shares of MergeCo, respectively, on a fully diluted in-the-money basis.

The Transaction will be effected pursuant to a court-approved plan of arrangement under the Business Corporations Act (British Columbia) and will require approval by the British Columbia Supreme Court (the “Court”), the approval of 66 2/3% of the votes cast by Dolly Varden shareholders at a special meeting of Dolly Varden shareholders expected to be held in February 2026 (the “DV Meeting”) and the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the special meeting of Contango shareholders expected to also be held in February 2026 (the “CTGO Meeting”).

Directors, officers and certain major shareholders of Dolly Varden, who collectively hold approximately 22% of the outstanding DV Shares, have entered into voting support agreements pursuant to which they have agreed, among other things, to vote their DV Shares in favour of the Transaction. Similarly, directors, officers and certain major shareholders of Contango, who collectively hold approximately 22% of the outstanding CTGO Shares, have entered into voting support agreements pursuant to which they have agreed, among other things, to vote their CTGO Shares in favour of the Transaction. Certain other major shareholders of Contango and Dolly Varden have also indicated their support and intention to vote in favour of the Transaction.

In addition to the approval of the Court and the Dolly Varden and Contango shareholders noted above, the Transaction is subject to the receipt of applicable regulatory and exchange approvals (including approval of the NYSE American and TSX Venture Exchange), and the satisfaction of certain other closing conditions customary for a transaction of this nature. Subject to the satisfaction of such conditions, the Transaction is expected to close in late February or early March, 2026. The Arrangement Agreement includes customary deal protections, including reciprocal fiduciary-out provisions, non-solicitation covenants and the right to match any superior proposals. A reciprocal termination fee in the amount of US$15 million is payable by either party in certain circumstances as set out in the Arrangement Agreement.

Full details of the Transaction will be included in Dolly Varden’s management information circular in respect of the DV Meeting and Contango’s proxy statement in respect of the CTGO Meeting, both of which are expected to be mailed to shareholders in January 2026. Shareholders of both parties are urged to read these documents once available, as they will contain important additional information concerning the Transaction; they will be posted on SEDAR+ (in the case of Dolly Varden) and EDGAR (in the case of Contango). In addition, a copy of the Arrangement Agreement will be filed under Dolly Varden’s profile on SEDAR+ and Contango’s profile on EDGAR.

This news release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of any person, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except pursuant to registration under, or an available exemption from the registration requirements of, the Securities Act of 1933, as amended.

Contango Board Recommendation

The Arrangement Agreement has been unanimously approved by the board of directors of Contango (the “CTGO Board”). Canaccord Genuity Corp. has provided a fairness opinion to the CTGO Board stating that, as of the date thereof, and based upon and subject to the assumptions, limitations and qualifications stated therein, the Exchange Ratio is fair, from a financial point of view, to the stockholders of Contango.

Dolly Varden Board Recommendation

The Arrangement Agreement has been unanimously approved by the board of directors of Dolly Varden (the “DV Board”), based upon the recommendation of a special committee of certain independent directors of the DV Board (the “DV Special Committee”) that was formed to evaluate the Transaction.

Haywood Securities Inc. has provided an oral fairness opinion to the DV Board stating that, as of the date thereof, and based upon and subject to the assumptions, limitations and qualifications stated therein, the consideration to be received by the Dolly Varden shareholders pursuant to the Arrangement is fair, from a financial point of view, to Dolly Varden shareholders.

Raymond James Ltd. has provided an oral fairness opinion to the DV Special Committee stating that, as of the date thereof, and based upon and subject to the assumptions, limitations and qualifications stated therein, the consideration to be received by the Dolly Varden shareholders pursuant to the Arrangement is fair, from a financial point of view, to Dolly Varden shareholders.

Advisors & Counsel

Canaccord Genuity Corp. is acting as financial advisor, Blake, Cassels & Graydon LLP is acting as Canadian legal counsel, and Holland & Knight LLP is acting as US legal counsel to Contango.

Haywood Securities Inc. is acting as financial advisor, Stikeman Elliott LLP is acting as Canadian legal counsel, and Dorsey & Whitney LLP is acting as US legal counsel to Dolly Varden. Raymond James Ltd. is acting as financial advisor to the DV Special Committee.

Conference Call, Webcast & Presentation

Contango and Dolly Varden will host a joint conference call and webcast to discuss the Transaction on December 8, 2025 beginning at 10:00 am Pacific Time / 1:00 pm Eastern Time.

Participants may join the webcast using the following login details:

https://6ix.com/event/contango-ore-and-dolly-varden-silver-merge

Additional information regarding Contango, Dolly Varden and the Transaction may also be found in a corporate presentation available on Contango’s website at www.contangoore.com and on Dolly Varden’s website at www.dollyvardensilver.com.

Qualified Persons

Dave Larimer, CPG, Exploration Manager, a “Qualified Person” as defined by S-K 1300, has approved the scientific and technical information contained in this news release on behalf of Contango.

Rob van Egmond, P.Geo., VP Exploration for Dolly Varden, a “Qualified Person” as defined by National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”), has reviewed and approved the scientific and technical information contained in this news release on behalf of Dolly Varden. Rob van Egmond, P.Geo. is not independent of Dolly Varden in accordance with NI 43-101.

About Contango

Contango is a NYSE American listed company that engages in exploration for gold and associated minerals in Alaska. Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. Contango and its subsidiaries also have (i) a lease on the Johnson Tract project from the underlying owner, CIRI Native Corporation, (ii) a lease on the Lucky Shot project from the underlying owner, Alaska Hardrock Inc., (iii) 100% ownership of approximately 8,600 acres of peripheral State of Alaska mining claims, and (iv) a 100% interest in approximately 145,000 acres of State of Alaska mining claims that give Contango the exclusive right to explore and develop minerals on these lands.

About Dolly Varden

Dolly Varden Silver Corporation is a mineral exploration company focused on advancing its 100% held Kitsault Valley Project (which combines the Dolly Varden Project and the Homestake Ridge Project) located in the Golden Triangle of British Columbia, Canada, 25km by road to tide water. Including the Kitsault Valley Project, Dolly Varden has consolidated approximately 100,000Ha of prospective tenure in the Golden Triangle with 5 past producing high-grade silver mines including Dolly Varden, Torbrit, Porter Idaho, Mountain Boy and Esperanza historic mines. The 163 km2 Kitsault Valley Project hosts the high-grade silver and gold resources of Dolly Varden and Homestake Ridge along with the past producing Dolly Varden and Torbrit silver mines. It is considered to be prospective for hosting further precious metal deposits, being on the same structural and stratigraphic belts that host numerous other, on-trend, high-grade deposits, such as Eskay Creek and Brucejack. The Kitsault Valley Project also contains the Big Bulk property which is prospective for porphyry and skarn style copper and gold mineralization, similar to other such deposits in the region (Red Mountain, KSM, Red Chris).

For further information, please contact:

Contango ORE, Inc.

Rick Van Nieuwenhuyse – President, CEO & Director

Phone: +1 (907) 888-4273

Email: info@contangoore.com

Website: www.contangoore.com

Dolly Varden Silver Corporation

Shawn Khunkhun – President, CEO & Director

Phone: +1 (604) 609-5137

Email: info@dollyvardensilver.com

Website: www.dollyvardensilver.com

FORWARD LOOKING STATEMENTS

This news release contains certain forward-looking information and forward-looking statements within the meaning of applicable securities legislation (collectively “Forward-looking Information”). These include statements regarding Contango and Dolly Varden’s intent, or the beliefs or current expectations of the officers and directors of Contango and Dolly Varden for MergeCo post-closing. Actual results and outcomes of the proposed Transaction may vary materially from the amounts set out in any Forward-looking Information. As well, Forward-looking Information may relate to: future outlook and anticipated events, such as the consummation and timing of the Transaction; the strategic vision for MergeCo following the closing of the Transaction and expectations regarding exploration potential, expansion of resources, development, production capabilities and future financial or operating performance of MergeCo post-closing, including investment returns and share price performance; production and cost guidance and other economic projections; the potential valuation of MergeCo following the closing of the Transaction; increases in trading liquidity, index inclusion, research coverage and institutional ownership; the ownership interests of existing Contango and Dolly Varden shareholders in MergeCo; the expected name of MergeCo; the accuracy of the pro forma financial position and outlook of MergeCo following the closing of the Transaction; the composition and success of the new management team and the MergeCo Board; the satisfaction of the conditions precedent to the Transaction; the timing of the meetings and the mailing of the Dolly Varden Circular and Contango Proxy Statement and completion of the Transaction; the treatment of stock options and restricted share units of Dolly Varden in connection with the Transaction; the issuance and conversion of the exchangeable shares; the intention to apply to list MergeCo on the Toronto Stock Exchange following closing of the Transaction; current estimates and the conversion of mineral resources and mineral reserves; the success of Dolly Varden and Contango in combining operations upon closing of the Transaction; the success and timing of completing exploration, development and production activities at the combined projects of MergeCo; the production and operating capabilities, including expectations thereof, of the Manh Choh Gold Mine; the potential of MergeCo to meet industry targets, public profile and expectations; and future plans, projections, objectives, estimates and forecasts and the timing related thereto.

Forward-looking Information is generally identified by the use of words like “will”, “create”, “enhance”, “improve”, “potential”, “expect”, “upside”, “growth” and similar expressions and phrases or statements that certain actions, events or results “may”, “could”, or “should”, or the negative connotation of such terms, are intended to identify Forward-looking Information. Although Contango and Dolly Varden believe that the expectations reflected in the Forward-looking Information are reasonable, undue reliance should not be placed on Forward-looking Information since no assurance can be provided that such expectations will prove to be correct. Forward-looking Information is based on information available at the time those statements are made and/or good faith belief of the officers and directors of Contango and Dolly Varden as of that time with respect to future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by the Forward-looking Information. Forward-looking Information involves numerous risks and uncertainties. Such factors include, without limitation: risks related to the closing of the Transaction; risks related to the financial impact that tariffs placed on Canada by the United States and risks related to retaliatory tariffs placed on the United States by Canada; risks related to new members of management and the MergeCo Board; risks relating to changes in the gold or silver price; risks related to operations at the Manh Choh Gold Mine; risks related to development of MergeCo’s assets in accordance with expectations; and other risks described from time to time in Dolly Varden’s most recently filed annual information form, financial statements and, MD&A and other disclosures (under the heading “Risk Factors” or otherwise) which are available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov/edgar, and in Contango’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC (including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein) which are available on EDGAR at www.sec.gov/edgar. Forward-looking Information is designed to help readers understand Dolly Varden and Contango’s views as of that time with respect to future events and speak only as of the date they are made. Except as required by applicable law, Dolly Varden and Contango assume no obligation to update or to publicly announce the results of any change to any forward-looking statement contained or incorporated by reference herein to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the Forward-looking Information. If either Dolly Varden or Contango updates any one or more forward-looking statements, no inference should be drawn that the either company will make additional updates with respect to those or other Forward-looking Information. All Forward-Looking Information contained in this news release is expressly qualified in its entirety by this cautionary statement.

Cautionary Note to U.S. Readers Concerning Estimates of Mineral Reserves and Mineral Resources

Disclosure regarding the mineral properties of Dolly Varden included in this news release, was prepared in accordance with NI 43-101. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. NI 43-101 differs significantly from the disclosure requirements of the Securities and Exchange Commission (the “SEC”), including Regulation S-K 1300 under the U.S. Securities Exchange Act of 1934, as amended, generally applicable to U.S. companies. Accordingly, information contained in this news release is not comparable to similar information made public by U.S. companies reporting pursuant to SEC disclosure requirements.